BLACKROCK FUNDSSM

BlackRock Multi-Manager Alternative Strategies Fund

(the “Fund”)

Supplement dated June 5, 2015 to the Summary Prospectus of the Fund, dated December 29, 2014

Pursuant to action taken by the Board of Trustees of BlackRock FundsSM, Ionic Capital Management LLC will serve as a sub-adviser to the Fund.

Effective immediately, the following changes are made to the Fund’s Summary Prospectus:

The table in the section entitled “Principal Investment Strategies of the Fund” is hereby amended to add the following:

Relative Value	Ionic Capital Management LLC

The second paragraph of the section entitled “Investment Manager” is hereby deleted in its entirety and replaced with the following:

The Fund’s Sub-Advisers are Achievement Asset Management LLC, Benefit Street Partners, LLC, Ionic Capital Management LLC, LibreMax Capital, LLC, MeehanCombs LP and QMS Capital Management LP.

Shareholders should retain this Supplement for future reference.

SPRO-MMAS-0615SUP